50+ Years of Investing for the Long Run® 1Q25 W. P. Carey Inc. Investor Presentation Exhibit 99.3

Table of Contents Overview Real Estate Portfolio Balance Sheet Corporate Responsibility Appendix – Additional Tenant Data 3 7 20 24 26 Unless otherwise noted, all data in this presentation is as of March 31, 2025. Amounts may not sum to totals due to rounding.

3 Overview

4 Size One of the largest owners of net lease real estate and among the top 25 REITs in the MSCI US REIT Index Diversification Highly diversified portfolio by tenant, industry, property type and geography Track Record Successful track record of investing and operating through multiple economic cycles since 1973 led by an experienced management team Proactive Asset Management U.S. and Europe-based asset management teams Balance Sheet Investment grade balance sheet with access to multiple forms of capital Real Estate Earnings Stable cash flows derived from long-term leases that contain strong contractual rent bumps W. P. Carey (NYSE: WPC) is a REIT that specializes in investing in single-tenant net lease commercial real estate, primarily in the U.S. and Northern and Western Europe Company Highlights Orgill | Warehouse | Inwood, WV Fedrigoni | Industrial | Caponago, Italy

5 • Generate attractive risk-adjusted returns by investing in net lease commercial real estate, primarily in the U.S. and Northern and Western Europe • Protect downside by combining credit and real estate underwriting with sophisticated structuring and direct origination • Acquire “mission-critical” assets essential to a tenant’s operations • Create upside through rent escalations, credit improvements and real estate appreciation • Capitalize on existing tenant relationships through accretive expansions, renovations and follow-on deals • Hallmarks of our approach: • Diversification by tenant, industry, property type and geography • Disciplined • Opportunistic • Proactive asset management • Conservative capital structure Investment Strategy Transactions Evaluated on Four Key Factors Creditworthiness of Tenant • Industry drivers and trends • Competitor analysis • Company history • Financial wherewithal Criticality of Asset • Key distribution facility or profitable manufacturing plant • Critical R&D or data-center • Top performing retail stores Fundamental Value of the Underlying Real Estate • Local market analysis • Property condition • 3rd party valuation / replacement cost • Downside analysis / cost to re-lease Transaction Structure and Pricing • Lease terms – rent growth and maturity • Financial covenants • Security deposits / letters of credit

6 • Asset management offices in New York and Amsterdam • W. P. Carey has proven experience repositioning assets through re-leasing, restructuring and strategic disposition • Generates value creation opportunities within our existing portfolio • Five-point internal rating scale used to assess and monitor tenant credit and the quality, location and criticality of each asset Domestic and international asset management capabilities to address lease expirations, changing tenant credit profiles and asset repositioning or dispositions Proactive Asset Management Asset Management Risk AnalysisAsset Management Expertise Bankruptcy Watch List Implied IG Investment Grade StableTenant Credit Obsolete Residual Risk Stable Class B Class AAsset Quality Not Critical Non- Renewal Possible Renewal Critical- Renewal Likely Highly CriticalAsset Criticality Asset Location No Tenant Demand Limited Tenant Demand / Challenging Location Alternative Tenant Demand Good Location / Active Market Prime Location / High Tenant Demand Operational • Lease compliance • Insurance • Property inspections • Non-triple net lease administration • Real estate tax • Projections and portfolio valuation • Carbon emissions tracking and reporting Transaction • Leasing • Dispositions • Lease modifications • Credit and real estate risk analysis • Building expansions and redevelopment • Tenant distress and restructuring • Green Building Certifications (LEED, BREEAM) • Sustainability Solutions (solar, LED lighting, HVAC upgrades) Risk Management Scale

7 Real Estate Portfolio

8 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2025. 2. Other includes leases attributable to percentage rent (i.e., participation in the gross revenues of the tenant above a stated level), as well as leases with no escalations. Includes $37.6 million (2.7%) of ABR from a tenant (Extra Space Storage, Inc.), which has both a percentage rent component and annual fixed rent increases in its lease. 3. Metrics shown for operating self-storage portfolio only; excludes net-lease self-storage assets which are captured in net-lease portfolio metrics. Large Diversified Portfolio (1) Ne t-L ea se P or tfo lio Number of Properties 1,614 Number of Tenants 366 Square Footage 176.7 million ABR $1.40 billion North America / Europe / Other (% of ABR) 67% / 33% / 1% Contractual Rent Escalation: CPI-linked / Fixed / Other (2) 50% / 47% / 4% WALT 12.3 years Occupancy 98.3% Investment Grade Tenants (% of ABR) 23.9% Top 10 Tenant Concentration (% of ABR) 19.2% Se lf- St or ag e (3) Number of Properties 78 Number of Units 48,122 Average Occupancy 89.0%

9 One of the lowest Top 10 and 20 concentrations among the net lease peer group Top 25 Net Lease Tenants (1) Tenant Description Number of Properties ABR ($ millions) WALT (years) % of Total Net lease self-storage properties in the U.S. leased to publicly traded self-storage REIT 39 38 24.4 2.7% Pharmaceutical R&D and manufacturing properties in the Greater Toronto Area leased to generic drug manufacturer (2) 11 32 18.0 2.3% Business-to-business retail stores in Italy leased to cash and carry wholesaler 19 28 4.9 2.0% Grocery stores and one warehouse in Croatia leased to European food retailer 19 26 9.1 1.9% Retail properties in Germany leased to German DIY retailer (3) 34 26 18.9 1.8% Retail properties in Poland leased to Germain DIY retailer 26 25 6.1 1.8% Automotive parts manufacturing properties in the U.S., Canada and Mexico leased to OEM supplier (2)(4) 23 25 18.1 1.8% Industrial and warehouse facilities in Germany, Italy and Spain leased to global manufacturer of premium packaging and labels 16 23 18.7 1.7% K-12 private schools in Orlando, Miami and Houston leased to international day and boarding school operator 3 23 18.5 1.6% Grocery stores and warehouses in Spain leased to Spanish food retailer 63 22 11.0 1.6% Top 10 Total 253 $269 15.2 yrs 19.2% Industrial facilities in the U.S. and Canada leased to concrete and building products manufacturer 27 20 18.2 1.4% Manufacturing facilities in the U.S. leased to international producer and supplier of packaging solutions 8 20 13.5 1.4% Distribution facilities in the U.S. leased to automotive aftermarket parts provider 28 19 7.8 1.4% 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2025. 2. ABR from these properties is denominated in U.S. dollars. 3. On March 28, 2025, we executed an agreement giving us the right to terminate the leases at (i) seven properties on September 15, 2025 with ABR totaling $4.8 million and (ii) five properties on September 15, 2026 with ABR totaling $3.3 million. 4. Of the 23 properties leased to the tenant, nine are located in Canada, eight are located in the United States and six are located in Mexico.

10 Tenant Description Number of Properties ABR ($ millions) WALT (years) % of Total Distribution facilities and manufacturing facility in the U.S. leased to global hardware wholesaler 9 19 13.3 1.4% Distribution facilities and retail properties in Lithuania, Estonia and Latvia leased to European DIY retailer 20 18 6.9 1.3% Dealerships in the United Kingdom leased to automotive retailer 47 18 13.4 1.3% Production, packaging and distribution facilities in the U.S. leased to North American contract food manufacturer 18 17 17.3 1.2% Logistics and cold storage warehouse facilities in the Netherlands leased to European supermarket chain 5 16 6.8 1.1% Retail properties in the U.S. leased to discount retailer 110 15 14.1 1.1% Distribution facilities in Demark leased to Danish freight company 15 14 11.9 1.0% Top 20 Total 540 $445 14.1yrs 31.8% Retail properties and single distribution facility in the U.S. leased to sporting good retailer 9 14 6.4 1.0% Retail properties in the Netherlands leased to European DIY retailer 36 13 8.3 1.0% Cold storage warehouse facilities in the Los Angeles and San Francisco areas leased to publicly traded cold storage REIT 4 12 5.7 0.8% Distribution facility in Kentucky leased to global provider of consumer products and adhesives 1 12 17.1 0.8% Distribution facilities in the U.S. leased to global hardware distributor 4 11 17.2 0.8% Top 25 Total 594 $506 13.7 yrs 36.2% Top 25 Net Lease Tenants (continued) (1)

11 Property Type Diversification (1) Property Type % of Total United States Europe Mexico & Canada Other (2) Industrial 36.6% 25.6% 6.0% 4.9% – Warehouse 26.5% 16.1% 9.9% 0.4% 0.2% Retail (3) 22.5% 7.8% 14.7% – – Other (4) 14.5% 11.6% 2.3% 0.1% 0.4% Total 100.0% 61.1% 32.9% 5.4% 0.6% 37% 26% 22% 14% 63% Industrial / Warehouse 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2025. 2. Includes Mauritius and Japan. 3. Includes automotive dealerships. 4. Includes education facility, specialty, self-storage (net lease), laboratory, research and development, hotel (net lease), office and land. Property Type by Region% of Total Portfolio ABR

12 Industry Type % of Total United States Europe Mexico & Canada Other (2) Food Retail 10.0% 0.5% 9.5% – – Packaged Foods & Meats 8.1% 7.0% 1.2% – – Home Improvement Retail 7.1% 0.8% 6.3% – – Auto Parts & Equipment 5.6% 3.1% 1.1% 1.4% – Automotive Retail 5.3% 2.6% 2.7% – – Education Services 4.2% 4.2% – – – Pharmaceuticals 3.3% 0.9% – 2.4% – Air Freight & Logistics 3.1% 0.6% 2.5% – – Trading Companies & Distributors 3.0% 2.9% 0.2% – – Self-Storage REITs 2.7% 2.7% – – – Diversified Support Services 2.5% 2.5% – – – Building Products 2.5% 2.2% 0.1% 0.3% – Other Specialty Retail 2.3% 2.3% 0.0% – – Industrial Machinery 2.2% 1.5% 0.7% – – Metal & Glass Containers 2.2% 2.0% 0.2% – – Construction Materials 1.7% 1.6% – 0.1% – Paper Products 1.7% – 1.7% – – Construction Machinery 1.3% 0.3% 0.4% 0.6% – Leisure Facilities 1.3% 1.3% – – – Diversified Metals 1.2% 0.5% 0.7% – – Consumer Staples Merchandise Retail 1.2% 1.1% 0.1% – – Specialized Consumer Services 1.2% 0.6% 0.5% – – Commodity Chemicals 1.2% 1.1% – 0.0% – Specialty Chemicals 1.1% 0.8% – 0.4% – Hotels & Resorts 1.1% 0.4% 0.3% – 0.4% Other (62 industries, each <1% of ABR) 22.9% 17.8% 4.7% 0.3% 0.2% Total 100.0% 61.1% 32.9% 5.4% 0.6% GICS Tenant Industry Diversification (1) 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2025. 2. Includes Mauritius and Japan. 10% 8% 7% 6% 5% 4% 3% 3%3%3%3% 3% 2% 2% 2% 2% 2% 1% 1% 1% 1% 1% 1% 1% 1% 23% 62 industries, each <1% of ABR % of Total Portfolio ABR Industry Type by Region

13 North America, 67% $931MM United States, 61% $856MM Canada (4), 4% $54MM Mexico (3), 2% $22MM Europe, 33% $460MM Other (2), 1% $8MM 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2025. 2. Includes Mauritius (0.4%) and Japan (0.2%). 3. All ABR from Mexico-based properties denominated in USD. 4. $48.9MM (90%) of ABR from Canada-based properties denominated in USD with the balance in CAD. W. P. Carey has been investing internationally for over 25 years, primarily in Northern and Western Europe Geographic Diversification (1) Through our financing and hedging strategies, we’ve significantly mitigated currency risk through a combination of over-weighting our debt in foreign currencies and utilizing contractual cash flow hedges.

14 Uncapped CPI 31% Fixed 47% Capped CPI 19% Other (2) 3% CPI-linked 50% None <1% 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2025. 2. Represents leases attributable to percentage rent (i.e., participation in the gross revenues of the tenant above a stated level). Includes $37.6 million (2.7%) of ABR from a tenant (Extra Space Storage, Inc.), which has both a percentage rent component and annual fixed rent increases in its lease. Over 99% of ABR comes from leases with contractual rent increases, including 50% linked to CPI Internal Growth from Contractual Rent Increases (1)

15 3.0% 3.4% 3.4% 4.3% 4.3% 4.2% 4.1% 3.1% 2.9% 2.8% 2.6% 2.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 1. Contractual same store portfolio includes leases that were continuously in place during the period from March 31, 2024 to March 31, 2025. Excludes leases for properties that were acquired, sold or vacated, or were subject to lease renewals, extensions or modifications at any time that affected ABR during that period. For purposes of comparability, ABR is presented on a constant currency basis using exchange rates as of March 31, 2025. Contractual same store growth of 2.4% (1) Same Store ABR Growth

16 1.3% 2.9% 4.6% 4.2% 5.2% 2.8% 6.0% 3.4% 5.8% 6.5% 2.8% 54.5% 0% 10% 20% 30% 40% 50% 60% 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Thereafter 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2025. 2. Assumes tenants do not exercise any renewal or purchase options. Weighted-average lease term of 12.3 years Lease Expirations and Average Lease Term (1) Lease Expirations (% ABR) (2)

17 Historical Occupancy (1) 1. Net lease properties only. Historical data through 2021 includes properties owned by W. P. Carey or non-traded REIT funds managed (and subsequently acquired) by W. P. Carey. 2. Represents occupancy for each completed year at December 31. Otherwise, occupancy shown is for the most recent quarter. Stable occupancy maintained during the aftermath of the global financial crisis and throughout the COVID-19 pandemic 96.6% 97.3% 98.4% 98.8% 99.0% 99.2% 99.3% 99.8% 98.3% 98.9% 98.5% 98.5% 98.8% 98.1% 98.6% 98.3% 0% 20% 40% 60% 80% 100% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 Occupancy (% Square Feet) (2)

18 Recent investment activity has been focused primarily on mission critical industrial and warehouse properties and essential retail Recent Acquisitions Purchase Price: $32 million Transaction Type: Sale-leaseback Facility Type: Retail (Convenience Stores) Location: Various, Poland Gross Square Footage: 146,930 Lease Term: 20-year lease Rent Escalation: Eurozone CPI Zabka July / September 2024 (123 properties) Purchase Price: $56 million Transaction Type: Sale-leaseback Facility Type: Industrial Location: Various, Poland Gross Square Footage: 396,936 Lease Term: 30-year lease Rent Escalation: Eurozone CPI DBK November / December 2024 (11 properties) Reddy Ice February 2025 (59 properties) Purchase Price: $136 million Transaction Type: Sale-leaseback Facility Type: Industrial, Warehouse Location: Various, United States Gross Square Footage: 1,072,575 Lease Term: 20-year lease Rent Escalation: Fixed Recent Acquisitions – Case Studies

19 Capital investments have become a more meaningful part of our investment activity and allow us to pursue follow-on opportunities with existing tenants Recent Capital Investments Investment: $2 million renovation Facility Type: Warehouse Location: Fredericia, Denmark Additional Gross Square Footage: N/A Lease Term: 17-year lease* Rent Escalation: Danish CPI Danske Completed April 2024 Investment: $14 million redevelopment Facility Type: Industrial Location: Irvine, CA Additional Gross Square Footage: 94,195 Lease Term: 10-year lease Rent Escalation: Fixed Terran Orbital Completed June 2024 Investment: $45 million redevelopment Facility Type: Research & Development Location: Washington, MI Additional Gross Square Footage: 81,086 Lease Term: 20-year lease Rent Escalation: Fixed ZF Completed December 2024 Capital Investments – Case Studies * As part of the transaction, WPC’s existing lease on the entire facility was extended by 5 years.

20 Balance Sheet

21 Capitalization ($MM) (1) 3/31/25 Total Equity (2) $13,820 Pro Rata Net Debt Senior Unsecured Notes USD 2,350 Senior Unsecured Notes EUR 3,920 Mortgage Debt, pro rata USD 252 Mortgage Debt, pro rata (EUR $104 / Other $67) 171 Unsecured Revolving Credit Facility USD 189 Unsecured Revolving Credit Facility (EUR $0 / Other $16) 16 Unsecured Term Loans (EUR $773 / GBP $350) 1,123 Total Pro Rata Debt $8,021 Less: Cash and Cash Equivalents (188) Total Pro Rata Net Debt $7,833 Enterprise Value $21,653 Total Capitalization $21,841 Leverage and Debt Metrics Pro Rata Net Debt / Adjusted EBITDA (3)(4) 5.8x Pro Rata Net Debt / Enterprise Value (2)(3) 36.2% Total Consolidated Debt / Gross Assets (5) 41.0% Weighted Average Interest Rate (three months ended Mar 31, 2025) (pro rata) 3.2% Weighted Average Debt Maturity (pro rata) 4.9 years Capitalization (%) • Size: Large, well-capitalized balance sheet with $21.7B in total enterprise value • Credit Rating: Investment grade rated Baa1 by Moody’s and BBB+ by S&P • Liquidity: Ample liquidity of $2.0B at year end including $188MM cash on hand • Leverage: Maintain conservative leverage, targeting mid-to-high 5s Net Debt to EBITDA • Capital Markets: Demonstrated strong access to capital markets – Eurobond Issuances: €600MM of 3.70% Senior Unsecured Notes due 2034 issued November 2024 and €650MM of 4.25% Senior Unsecured Notes due 2032 issued May 2024 – U.S. Bond Issuance: $400MM of 5.375% Senior Unsecured Notes due 2034 issued June 2024 – Credit Facility: Recast $2.6B credit facility in December 2023, consisting of a $2.0B revolver due 2029, £270MM term loan due 2028 and €215MM term loan due 2028 – Term Loan: Recast €500MM term loan extending maturity to 2029, with options to extend to 2030 – Interest Rate Swaps: Executed swaps on €500MM and £270MM term loans fixing rates at 2.80% and 4.72%, respectively, inclusive of credit spread Balance Sheet Highlights 63%29% 6% 2% Equity (2) Senior Unsecured Notes Unsecured Revolving Credit Facility / Term Loans Mortgage Debt (pro rata) Balance Sheet Overview 1. Amounts may not sum to totals due to rounding. 2. Based on a closing stock price of $63.11 on March 31, 2025 and 218,975,748 common shares outstanding as of March 31, 2025. 3. Pro rata net debt to enterprise value and pro rata net debt to Adjusted EBITDA are based on pro rata debt less consolidated cash and cash equivalents. 4. Adjusted EBITDA represents 1Q25 annualized Adjusted EBITDA, as reported in the Form 8-K filed with the SEC on April 29, 2025. 5. Gross assets represent consolidated total assets before accumulated depreciation on real estate. Gross assets are net of accumulated amortization on in-place lease and above-market rent intangible assets.

22 % of Total (5) 1.7% 13.1% 7.1% 15.0% 15.5% 7.1% 6.3% 15.8% 5.3% 13.1% Interest Rate (5) 4.4% 3.3% 2.2% 2.9% 3.5% 1.0% 2.4% 3.7% 2.3% 4.3% $M M 1. Reflects amount due at maturity, excluding unamortized discount and unamortized deferred financing costs. 2. Reflects pro rata balloon payments due at maturity. W. P. Carey has one fully amortizing mortgage due in 2031 ($2MM). 3. Includes amounts drawn under the credit facility as of March 31, 2025. 4. Based on total pro rata debt outstanding as of March 31, 2025. Includes debt which is swapped to fixed-rate. 5. Reflects the weighted average percentage of debt outstanding and the weighted average interest rate for each year based on the total outstanding balance as of March 31, 2025. 139 150 28 71 11 2 541 541 541 162 568 919 649 350 325 500 350 425 400 582 541 205 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Mortgage Debt Unsecured Bonds (EUR) Unsecured Bonds (USD) Unsecured Term Loans Unsecured Revolving Credit Facility (2) (3) Debt Maturity Schedule Principal at Maturity (1) 94% Fixed Rate Debt (4)

23 Metric Covenant March 31, 2025 Total Leverage Total Debt / Total Assets ≤ 60% 39.7% Secured Debt Leverage Secured Debt / Total Assets ≤ 40% 1.7% Fixed Charge Coverage Consolidated EBITDA / Annual Debt Service Charge ≥ 1.5x 5.1x Maintenance of Unencumbered Asset Value Unencumbered Assets / Total Unsecured Debt ≥ 150% 244.8% 1. This is a summary of the key financial covenants for our Senior Unsecured Notes, along with estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants governing the Senior Unsecured Notes. 2. As of March 31, 2025, our Senior Unsecured Notes consisted of the following note issuances: (i) $350 million 4.25% senior unsecured notes due 2026, (ii) €500 million 2.25% senior unsecured notes due 2026, (iii) €500 million 2.125% senior unsecured notes due 2027, (iv) €500 million 1.35% senior unsecured notes due 2028, (v) $325 million 3.85% senior unsecured notes due 2029, (vi) €525 million 0.95% senior unsecured notes due 2030, (vii) $500 million 2.40% senior unsecured notes due 2031, (viii) $350 million 2.45% senior unsecured notes due 2032, (ix) €650 million 4.250% senior unsecured notes due 2032, (x) $425 million 2.25% senior unsecured notes due 2033, (xi) $400 million 5.375% senior unsecured notes due 2034 and (xii) €600 million 3.70% due 2034. Excludes the €150MM 3.41% senior unsecured notes due 2029 and €200MM 3.70% senior unsecured notes due 2032 issued in the September 2022 private placement offering. Investment grade balance sheet rated Baa1 (stable) by Moody’s and BBB+ (stable) by S&P Senior Unsecured Notes (2) Unsecured Bond Covenants (1)

24 Corporate Responsibility

25 6.0M sq. ft. of green-certified buildings (1)(2) 33% of portfolio under a green lease (2)(3) 63% of tenants enrolled in electricity usage data reporting (3)(4) We remain steadfast in our longstanding focus on corporate responsibility Corporate Responsibility Governance Social Environmental  Maintained a voluntary employee turnover rate of 5% for 2024, which is significantly lower than real estate and financial services peers  Continue to encourage our employees to participate in philanthropic and charitable activities through our Carey Forward Program  Earned 2024 Great Place to Work Certification in the U.S. and Europe, in addition to being named one of Fortune’s 2024 Best Workplaces in Real Estate, for Women and in New York  Filed our 2025 Proxy Statement  Continued our commitment to managing risk, providing transparent disclosure and being accountable to our stakeholders  Maintained the highest QualityScore rating of “1” from Institutional Shareholder Services (ISS) in Governance Recent highlights include:  Engaged with tenants to identify property-level sustainability opportunities within our portfolio, including renewable energy opportunities through CareySolar®, which we believe can reduce carbon footprints, support tenants' sustainability goals and represent attractive investments  Established scope 1 and 2 emissions targets and amended our credit facility to include sustainability-linked pricing Our Portfolio: 1. For a building to be considered “green-certified” under our investment criteria, it must at a minimum be certified by LEED, BREEAM or a similarly recognized organization or certification process. LEED —an acronym for Leadership in Energy and Environmental Design —and its related logo are trademarks owned by the U.S. Green Building Council and are used with permission. Learn more at www.usgbc.org/LEED. BREEAM is a registered trademark of BRE (the Building Research Establishment Ltd. Community Trade Mark E5778551). The BREEAM marks, logos and symbols are the Copyright of BRE and are reproduced by permission. 2. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2025. 3. As a percentage of square footage. 4. Enrollment as of December 31, 2024.

26 Appendix – Additional Tenant Data

27 1% 1% 11% 12% 49% 24% 1% 1% Tenant Ownership & Size (1) 40% 32% 27% 1% 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2025. 2. Primarily includes family-owned businesses and independent companies. 3. Represents tenant size for tenants or guarantors or parent companies for which a tenant is a subsidiary based on most recently available data. 4. Includes tenants without reporting. Tenant Ownership Profile (% of Total Portfolio ABR) Tenant Size by Revenue (% of Total Portfolio ABR) (3) Public Private Non-PE (2) Private Equity (PE) Government 97% Tenants with >$100MM Revenue & Government < $50MM > $50MM < $100MM > $100MM < $500MM > $500MM < $1.0Bn > $1.0Bn < $10.0Bn > $10.0Bn Government Other (4)

28 Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 (as amended, the “Securities Act”) and the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of the Company and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” “opportunities,” “possibility,” “strategy,” “maintain” or the negative version of these words and other comparable terms. These forward- looking statements include, but are not limited to, statements that are not historical facts. These statements are based on the current expectations of our management, and it is important to note that our actual results could be materially different from those projected in such forward- looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable risks or uncertainties, like the risks related to fluctuating interest rates, the impact of inflation and tariffs on our tenants and us, the effects of pandemics and global outbreaks of contagious diseases and domestic or geopolitical crises, such as terrorism, military conflict, war or the perception that hostilities may be imminent, political instability or civil unrest, or other conflict, and those additional risk factors discussed in reports that we have filed with the SEC, could also have material adverse effects on our future results, performance or achievements. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Part I, Item 1A. Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events. All data presented herein is as of March 31, 2025 unless otherwise noted. Amounts may not sum to totals due to rounding. Past performance does not guarantee future results. Cautionary Statement Concerning Forward-Looking Statements

29 EBITDA and Adjusted EBITDA We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments and unrealized gains and losses from our hedging activity. Additionally, we exclude gains and losses on sale of real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Adjusted EBITDA reflects adjustments for unconsolidated partnerships and jointly owned investments. Our assessment of our operations is focused on long-term sustainability and not on such non- cash and noncore items, which may cause short-term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies. Other Metrics Pro Rata Metrics This presentation contains certain metrics prepared on a pro rata basis. We refer to these metrics as pro rata metrics. We have certain investments in which our economic ownership is less than 100%. On a full consolidation basis, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly owned investments, which we do not control, we report our net investment and our net income or loss from that investment. On a pro rata basis, we generally present our proportionate share, based on our economic ownership of these jointly owned investments, of the assets, liabilities, revenues and expenses of those investments. Multiplying each of our jointly owned investments’ financial statement line items by our percentage ownership and adding or subtracting those amounts from our totals, as applicable, may not accurately depict the legal and economic implications of holding an ownership interest of less than 100% in our jointly owned investments. ABR ABR represents contractual minimum annualized base rent for our net-leased properties and reflects exchange rates as of March 31, 2025. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is not applicable to operating properties and is presented on a pro rata basis. Disclosures The following non-GAAP financial measures are used in this presentation